Exhibit 99.1

DatChat Receives Notice of Allowance for European Patent Application for Advanced Digital Privacy Technology

New Brunswick, NJ, April 16, 2025 (GLOBE NEWSWIRE) – DatChat, Inc. (Nasdaq: DATS) (“DatChat” or the “Company”), a secure messaging and social media company, today announced that the European Patent Office issued a Notice of Allowance for patent application 19 819 920.0 - 1001 titled “Systems and Methods of Transforming Electronic Content.” Following receipt of the Notice of Allowance, DatChat will file the final issue paperwork, pay the issue fees, and expects formal issuance of the patent in the next 90 days.

“This patent allows for us to secure our intellectual property rights across Europe, which is very important for both the DatCHat Messenger and Myseum platforms. We are continually working to expand our intellectual property, and this patent brings broad coverage of our core technology across 39 European countries,” said Darin Myman, Chief Executive Officer of DatChat.

In total, the Company’s IP portfolio now includes 15 issued patents, 1 Notice of Allowance and several filed international patent applications.

About DatChat, Inc.

DatChat, Inc. (Nasdaq: DATS) is a secure messaging and social media company that not only focuses on protecting privacy on personal devices, but also protects user information after it is shared with others. The DatChat Messenger & Private Social Network presents technology that allows users to change how long their messages can be viewed before or after users send them, prevents screenshots, and hides encrypted photos in plain sight on camera rolls. DatChat’s patented technology offers users a traditional texting experience while providing control and security for their messages. With the DatChat Messenger, a user can decide how long their messages last on a recipient’s device while feeling secure that at any time, and delete individual messages or entire message threads, making it like the conversation never happened. DatChat’s Myseum platform, ’Your Forever Digital Shoebox,’ is a multi-tiered social media ecosystem that enables individuals, families, and other groups to store and share digital content such as messages, photos, videos, and documents within a highly secure and private family library. For more information about DatChat, please visit datchat.com.

Notice Regarding Forward-Looking Statements

The information contained herein includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “plan,” “believe,” “intend,” “look forward,” and other similar expressions among others. These statements relate to future events or to the Company’s future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to the Company’s operations, results of operations, growth strategy and liquidity. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC’s website at http://www.sec.gov. Except as may be required by applicable law, The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:

ir@datchats.com
800-658-8081